EXHIBIT 99.1
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FOR IMMEDIATE RELEASE
Contact:
Kevin J. Welch                               Jerry Daly or Carol McCune
MeriStar Hospitality                         Daly Gray Public Relations (Media)
(301) 581-5926                               (703) 435-6293


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. COMMENCES CASH TENDER OFFERS
      AND RELATED CONSENT SOLICITATIONS FOR OUTSTANDING DEBT SECURITIES


         BETHESDA, Md., March 29, 2006-MeriStar Hospitality Corporation (NYSE:
MHX) announced today that its subsidiary MeriStar Hospitality Operating Partnership, L.P. (the "Operating Partnership") had commenced cash tender offers for any and all of the Operating Partnership's outstanding 9% Senior Notes due 2008 (CUSIP No. 58984YAD5) and 9 1/8% Senior Notes due 2011 (CUSIP No. 58984SAA4) (collectively, the "Notes"), as well as related consent solicitations to amend such Notes and the indentures pursuant to which they were issued. The tender offers and consent solicitations are being conducted in connection with the previously announced agreement of MeriStar and the Operating Partnership to merge with affiliates of The Blackstone Group.

         The consent solicitations will expire at 5:00 p.m., New York City time, on Wednesday, April 12, 2006, unless extended or earlier terminated by the Operating Partnership (the "Consent Expiration Date"). Tendered Notes may not be withdrawn and consents may not be revoked after the Consent Expiration Date. The tender offers will expire at 8:00 a.m., New York City time, on Tuesday, May 2, 2006, unless extended or earlier terminated by the Operating Partnership (the "Offer Expiration Date").

         Holders tendering their Notes will be required to consent to proposed amendments to the Notes and to the indentures governing the Notes, that will eliminate substantially all of the

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restrictive  covenants  contained in the  indentures and the Notes (except for certain covenants related to asset sales and change of control offers), eliminate certain events of default and modify covenants regarding mergers, including to permit mergers with entities other than corporations, and modify provisions regarding defeasance and/or satisfaction and discharge to eliminate certain conditions, and modify or eliminate certain other provisions contained in the indentures and the Notes. Holders may not tender their Notes without also delivering consents or deliver consents without also tendering their Notes.

         The total consideration for each $1,000 principal amount of Notes validly tendered and not withdrawn pursuant to the tender offers is the price (calculated as described in Schedule I to the Offer to Purchase referred to below) equal to (i) the sum of (a) the present value, determined in accordance with standard market practice, on the payment date for Notes purchased in the tender offers of $1,000 payable on the applicable maturity date for the Notes plus (b) the present value of the interest that accrues and is payable from the last interest payment date prior to the payment date until the applicable maturity date for the Notes, in each case determined on the basis of a yield to such maturity date equal to the sum of (A) the yield to maturity (the "Reference Yield") on the applicable U.S. Treasury Security specified below (the "Reference Security"), as calculated by Bear, Stearns & Co. Inc. in accordance with standard market practice, based on the bid-side price of such Reference Security as of 2:00 p.m., New York City time, on the eleventh business day immediately preceding the Offer Expiration Date, as displayed on the applicable page of the Bloomberg Government Pricing Monitor specified in the table below or any recognized quotation source selected by Bear, Stearns & Co. Inc. in its sole

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discretion if the Bloomberg  Government Pricing Monitor is not available or is manifestly erroneous, plus (B) 50 basis points, minus (ii) accrued and unpaid interest to, but not including, the payment date (in each case, the "Total Consideration").

         The Total Consideration includes a consent payment of $30.00 per $1,000 principal amount of Notes payable in respect of Notes validly tendered and not withdrawn and as to which consents to the proposed amendments are delivered on or prior to the Consent Expiration Date (the "Consent Payment"). Holders of the Notes must validly tender and not withdraw Notes on or prior to the Consent Expiration Date in order to be eligible to receive the Total Consideration for such Notes purchased in the tender offers. Holders who validly tender their Notes after the Consent Expiration Date and on or prior to the Offer Expiration Date will be eligible to receive an amount, paid in cash, equal to the Total Consideration less the Consent Payment. In each case, Holders whose Notes are accepted for payment in the Offers shall receive accrued and unpaid interest in respect of such purchased Notes from the last interest payment date to, but not including, the payment date for Notes purchased in the tender offers.

         The following table summarizes certain terms of the tender offers.

              AGGREGATE PRINCIPAL                                                            RELEVANT
 CUSIP NO.     AMOUNT OUTSTANDING     SECURITY DESCRIPTION         REFERENCE SECURITY     BLOOMBERG PAGE
 ---------     ------------------     --------------------         ------------------     --------------
 58984YAD5        $245,058,000      9% Senior Notes due 2008       4.375% US Treasury Note      BBT4
                                                                     due 12/31/07
 58984SAA4        $342,665,000      9 1/8% Senior Notes due 2011   4.25% US Treasury Note       BBT6
                                                                      due 1/15/11

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         The tender offers and consent  solicitations  are made upon the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 29, 2006 (the "Offer to Purchase"), and the related Consent and Letter of Transmittal. The tender offers are subject to the satisfaction of certain conditions, including receipt of consents sufficient to approve the proposed amendments and the mergers having occurred, or shall be occurring, substantially concurrent with the Offer Expiration Date. Further details about the terms and conditions of the tender offers and the consent solicitations are set forth in the Offer to Purchase.

         The Operating Partnership has retained Bear, Stearns & Co. Inc. and Lehman Brothers Inc. to act as the Dealer Managers for the tender offers and Solicitation Agents for the consent solicitations and they can be contacted at
(877) 696-BEAR (toll-free) and (800) 438-3242 (toll-free), respectively. The documents relating to the tender offers and consent solicitations are expected to be distributed to holders beginning today. Requests for documentation may be directed to D.F. King & Co., Inc., the Information Agent, which can be contacted at (212) 269-5550 (for banks and brokers only) or (888) 644-5854 (for all others toll-free).

         THIS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL THE NOTES. THE OFFER TO BUY THE NOTES IS ONLY BEING MADE PURSUANT TO THE TENDER OFFER AND CONSENT SOLICITATION DOCUMENTS, INCLUDING THE OFFER TO PURCHASE THAT THE OPERATING PARTNERSHIP IS DISTRIBUTING TO HOLDERS OF NOTES. THE TENDER OFFERS AND CONSENT SOLICITATIONS ARE NOT BEING MADE TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION IN WHICH THE TENDER OFFERS OR CONSENT SOLICITATIONS ARE REQUIRED TO BE MADE BY A LICENSED BROKER OR DEALER, THEY SHALL BE DEEMED TO BE MADE BY BEAR, STEARNS & CO. INC. OR LEHMAN BROTHERS INC. ON BEHALF OF THE OPERATING PARTNERSHIP.

SAFE HARBOR STATEMENT

         THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON VARIOUS ASSUMPTIONS AND DESCRIBE OUR FUTURE PLANS, STRATEGIES AND EXPECTATIONS, ARE GENERALLY IDENTIFIED BY OUR USE OF WORDS SUCH AS "INTEND," "PLAN," "MAY," "SHOULD," "WILL," "PROJECT," "ESTIMATE," "ANTICIPATE," "BELIEVE," "EXPECT," "CONTINUE," "POTENTIAL," "OPPORTUNITY," AND SIMILAR EXPRESSIONS, WHETHER IN THE NEGATIVE OR AFFIRMATIVE. WE CANNOT GUARANTEE THAT WE ACTUALLY WILL ACHIEVE THESE PLANS, INTENTIONS OR EXPECTATIONS. ALL STATEMENTS REGARDING OUR EXPECTED FINANCIAL POSITION, BUSINESS AND FINANCING PLANS ARE FORWARD- LOOKING STATEMENTS. EXCEPT FOR HISTORICAL INFORMATION, MATTERS DISCUSSED IN THIS PRESS RELEASE ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

         FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATIONS AND FUTURE PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY; SUPPLY AND DEMAND FOR HOTEL ROOMS IN OUR CURRENT AND PROPOSED MARKET AREAS; OTHER FACTORS THAT MAY INFLUENCE THE TRAVEL INDUSTRY, INCLUDING HEALTH, SAFETY AND ECONOMIC FACTORS; COMPETITION; THE LEVEL OF PROCEEDS FROM ASSET SALES; CASH FLOW GENERALLY, INCLUDING THE AVAILABILITY OF CAPITAL GENERALLY, CASH AVAILABLE FOR CAPITAL EXPENDITURES, AND OUR ABILITY TO REFINANCE DEBT; THE EFFECTS OF THREATS OF TERRORISM AND INCREASED SECURITY PRECAUTIONS ON TRAVEL PATTERNS AND DEMAND FOR HOTELS; THE THREATENED OR ACTUAL OUTBREAK OF HOSTILITIES AND INTERNATIONAL POLITICAL INSTABILITY; GOVERNMENTAL ACTIONS, INCLUDING NEW LAWS AND REGULATIONS AND PARTICULARLY CHANGES TO LAWS GOVERNING THE TAXATION OF REAL ESTATE INVESTMENT TRUSTS; WEATHER CONDITIONS GENERALLY AND NATURAL DISASTERS; RISING INSURANCE PREMIUMS; RISING INTEREST RATES; AND CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES APPLICABLE TO REAL ESTATE INVESTMENT TRUSTS. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE OR INCORPORATED BY REFERENCE HEREIN. ALL FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE OR, IN THE CASE OF ANY DOCUMENT INCORPORATED BY REFERENCE, THE DATE OF THAT DOCUMENT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO US OR ANY PERSON ACTING ON OUR BEHALF ARE QUALIFIED BY THE CAUTIONARY STATEMENTS IN THIS SECTION. WE UNDERTAKE NO OBLIGATION TO UPDATE OR PUBLICLY RELEASE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS, CIRCUMSTANCES OR CHANGES IN EXPECTATIONS AFTER THE DATE OF THIS PRESS RELEASE.

         This communication is being made in respect of the proposed merger transaction involving MeriStar and affiliates of The Blackstone Group. In connection with the proposed transaction, MeriStar has filed a definitive proxy statement with the Securities and Exchange Commission. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement carefully and in its entirety as it contains important information about the proposed transaction. The definitive proxy statement has beed mailed to MeriStar shareholders. In addition, the definitive proxy statement and other documents are available free of charge at the Securities and Exchange Commission's Internet website, WWW.SEC.GOV. The definitive proxy statement and other pertinent documents also may be obtained for free at MeriStar's website, WWW.MERISTAR.COM, or by contacting Kevin Welch, Senior Vice President and Treasurer, MeriStar Hospitality, telephone (301) 581-5926.

         MeriStar and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding MeriStar's directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed transactions.

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